PHG/LAS/dl
05/04/01

                                 LEASE AGREEMENT
                                 ---------------

     THIS LEASE (the "Lease") is executed this _____ day of ___________, 2001, by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and CMED CATHETER & DISPOSABLES TECHNOLOGY, INC., a Minnesota corporation ("Tenant").

                                   WITNESSETH:

                          ARTICLE 1 - LEASE OF PREMISES
                          -----------------------------

     Section  1.01.  Basic  Lease  Provisions  and  Definitions.
       -------------   ----------------------------------------

A.   Leased Premises (shown outlined on Exhibit A attached hereto):  Westpoint
                                        ---------
     Business Center, 13845 Industrial Park Boulevard, Plymouth, Minnesota 55441; Building No. C (the "Building");


B.   Rentable  Area:  approximately  11,048  square  feet;

     Landlord shall use commercially reasonable standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. Landlord's determination of Rentable Area shall conclusively be deemed correct for all purposes hereunder.


C.   Tenant's  Proportionate  Share:  17.38%;

D.   Minimum  Annual  Rent:

     05/01/01-04/30/02          $63,525.96
     05/01/02-04/30/03          $64,906.98
     05/01/03-04/30/04          $66,288.00;

E.   Monthly  Rental  Installments:

     05/01/01-10/31/02          $  5,293.83  per  month
     11/01/02-04/30/04          $  5,524.00  per  month;

F.   Landlord's  Share  of  Expenses:  Not  Applicable;

G.   Lease  Term:  Three  (3)  years;

H.   Commencement  Date:  May  1,  2001;

I.   Security  Deposit:  None;

J.   Guarantor:  Cardio Tech International, Inc., a Massachusetts corporation;

K.   Broker:  Duke-Weeks  Realty  Limited  Partnership  representing Landlord;

L.   Permitted  Use:  General  office and laboratory use and related purposes;

M.   Addresses  for  notices:

     Landlord:         Duke-Weeks  Realty  Limited  Partnership
                       1550  Utica  Avenue  South,  Suite  120
                       Minneapolis,  MN  55416

     Tenant:           CMED  Catheter  &  Disposables  Technology,  Inc.
                       13845  Industrial  Park  Boulevard
                       Plymouth,  MN  55441

     Address for rental and other payments:

                       Duke-Weeks  Realty  Limited  Partnership
                       NW  7210
                       P.O.  Box  1450
                       Minneapolis,  MN  55485-7210

     Section  1.02.  Leased  Premises.  Landlord  hereby  leases  to  Tenant and
     -------------   ----------------
Tenant leases from Landlord, under the terms and conditions herein, the Leased Premises.

                         ARTICLE 2 - TERM AND POSSESSION
                         -------------------------------

     Section  2.01.  Term.  The  term  of this Lease ("Lease Term") shall be for
     -------------   ----
the period of time and shall commence on the Commencement Date described in the Basic Lease Provisions. Upon delivery of possession of the Leased Premises to Tenant, Tenant shall execute a letter of understanding acknowledging (i) the Commencement Date of this Lease, and (ii) that Tenant has accepted the Leased Premises. If Tenant takes possession of and occupies the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises and that the condition of the Leased Premises and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects.

     Section  2.02.  Construction of Tenant Improvements.  Tenant has personally
     -------------   -----------------------------------
inspected the Leased Premises and accepts the same "AS IS" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto except to construct in a good and workmanlike manner the improvements designated as Landlord's obligations on the attached Exhibit B. Landlord and Tenant agree
                                           ---------
that all work on any subsequent tenant finish improvements shall be performed by Duke Construction Limited Partnership or a subsidiary or affiliate of Landlord which shall receive a construction management fee of ten percent (10%) of total project cost as Landlord's construction manager or general contractor. Notwithstanding the foregoing, Tenant shall be entitled to construct, install or renovate at its own cost and expense and in compliance with all applicable laws, codes, and regulations, a "clean room" or "FDA Lab Space" subject to Landlord's advance written approval of plans, specifications and contractors or subcontractors, which consent shall not be unreasonably withheld, conditioned or delayed and no construction management fee shall be charged by Landlord with respect to such work.

     Section  2.03.  Surrender  of the Premises.  Upon the expiration or earlier
     -------------   --------------------------
termination of this Lease, Tenant shall immediately surrender the Leased Premises to Landlord in broom-clean condition and in good condition and repair. Tenant shall also remove its personal property, trade fixtures and any of Tenant's alterations designated by Landlord, promptly repair any damage caused by such removal, and restore the Leased Premises to the condition existing upon the Commencement Date, reasonable wear and tear excepted. If Tenant fails to do so, Landlord may restore the Leased Premises to such condition at Tenant's expense, Landlord may cause all of said property to be removed at Tenant's expense, and Tenant hereby agrees to pay all the costs and expenses thereby reasonably incurred. All Tenant property which is not removed within ten (10) days following Landlord's written demand therefor shall be conclusively deemed to have been abandoned by Tenant, and Landlord shall be entitled to dispose of such property at Tenant's cost without thereby incurring any liability to Tenant. The provisions of this section shall survive the expiration or other termination of this Lease.

     Section  2.04.  Holding  Over.  If  Tenant retains possession of the Leased
     -------------   -------------
Premises after the expiration or earlier termination of this Lease, Tenant shall become a tenant from month to month at twice of the Monthly Rental Installment in effect at the end of the Lease Term, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent in such event shall not result in a renewal of this Lease, and Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant being given thirty (30) days' prior written notice from Landlord to vacate whether or not said notice is given on the rent paying date. This Section 2.04 shall in no way constitute a consent by Landlord to any holding over by Tenant upon the expiration or earlier termination of this Lease, nor limit Landlord's remedies in such event.

                                ARTICLE 3 - RENT
                                ----------------

     Section  3.01.  Base Rent.  Tenant shall pay to Landlord the Minimum Annual
     -------------   ---------
Rent in the Monthly Rental Installments, in advance, without deduction or offset, beginning on the Commencement Date and on or before the first day of each and every calendar month thereafter during the Lease Term. The Monthly Rental Installment for partial calendar months shall be prorated.

     Section  3.02.  Additional  Rent.  In  addition to the Minimum Annual Rent,
     -------------   ----------------
Tenant shall pay to Landlord for each calendar year during the Lease Term, as "Additional Rent," Tenant's Proportionate Share of all costs and expenses incurred by Landlord during the Lease Term for Real Estate Taxes and Operating Expenses for the Building and common areas (collectively "Common Area Charges").

     "Operating Expenses" shall mean all of Landlord's expenses for operation, repair, replacement and maintenance to keep the Building and common areas in good order, condition and repair (including all additional direct costs and expenses of operation and maintenance of the Building which Landlord reasonably determines it would have paid or incurred during such year if the Building had been fully occupied), including, but not limited to, service and other charges incurred in the operation and maintenance of the electrical systems, heating, ventilation and air conditioning systems and sprinkler and plumbing systems; management or administrative fees; utilities; stormwater discharge fees; license, permit, inspection and other fees; fees and assessments imposed by any covenants or owners' association; security services; insurance premiums and deductibles; and maintenance, repair and replacement of the driveways, parking areas (including snow removal), exterior lighting, landscaped areas, walkways, curbs, drainage strips, sewer lines, exterior walls, foundation, structural frame, roof and gutters. The cost of any capital improvement shall be amortized over the useful life of such improvement (as reasonably determined by Landlord), and only the amortized portion shall be included in Operating Expenses.

     "Real Estate Taxes" shall include any form of real estate tax or assessment or service payments in lieu thereof, and any license fee, commercial rental tax, improvement bond or other similar charge or tax (other than inheritance, personal income or estate taxes) imposed upon the Building or common areas (or against Landlord's business of leasing the Building) by any authority having the power to so charge or tax, together with costs and expenses of contesting the validity or amount of Real Estate Taxes which at Landlord's option may be calculated as if such contesting work had been performed on a contingent fee basis (whether charged by Landlord's counsel or representative; provided, however, that said fees are reasonably comparable to the fees charged for similar services by others not affiliated with Landlord, but in no event shall fees exceed thirty-three percent (33%) of the good faith estimated tax savings). Additionally, Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all personal property of Tenant contained in the Leased Premises.

     Section  3.03.  Payment  of  Additional  Rent.  Landlord shall estimate the
     -------------   -----------------------------
total amount of Additional Rent to be paid by Tenant during each calendar year of the Lease Term, pro-rated for any partial years. Commencing on the Commencement Date, Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Additional Rent for such year. Within a reasonable time after the end of each calendar year, Landlord shall submit to Tenant a statement of the actual amount of such Additional Rent and within thirty (30) days after receipt of such statement, Tenant shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year. In the event of overpayment, Landlord shall credit the amount of such overpayment toward the next installments of Minimum Rent.

     Section 3.04.  Late Charges.  Tenant acknowledges that Landlord shall incur
     ------------   ------------
certain additional unanticipated administrative and legal costs and expenses if Tenant fails to timely pay any payment required hereunder. Therefore, in addition to the other remedies available to Landlord hereunder, if any payment required to be paid by Tenant to Landlord hereunder shall become overdue, such unpaid amount shall bear interest from the due date thereof to the date of payment at the prime rate (as reported in the Wall Street Journal) of interest ("Prime Rate") plus six percent (6%) per annum.

                          ARTICLE 4 - SECURITY DEPOSIT
                          ----------------------------

     Intentionally  omitted.

                                 ARTICLE 5 - USE
                                 ---------------

     Section  5.01.  Use of Leased Premises.  The Leased Premises are to be used
     -------------   ----------------------
by Tenant solely for the Permitted Use and for no other purposes without the prior written consent of Landlord.

     Section  5.02.  Covenants of Tenant Regarding Use. Tenant shall (i) use and
     -------------   ---------------------------------
maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including without limitation those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, and (iii) comply with and obey all reasonable directions of the Landlord, including any rules and regulations that may be adopted by Landlord from time to time. Tenant shall not do or permit anything to be done in or about the Leased Premises or common areas which constitutes a nuisance or which interferes with the rights of other tenants or injures or annoys them. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of its lease or of any rules and regulations. Tenant shall not overload the floors of the Leased Premises. All damage to the floor, structure or foundation of the Building due to improper positioning or storage of items or materials shall be repaired by Landlord at the sole expense of Tenant, who shall reimburse Landlord immediately therefor upon demand. Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy unless Tenant reimburses Landlord as Additional Rent for any increase in premiums charged.

Section  5.03.  Landlord's  Rights  Regarding  Use.  In  addition  to the rights
-------------   ----------------------------------
specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the common areas, each of which may be exercised without notice or liability to Tenant (a) Landlord may install such signs, advertisements, notices or tenant identification information as it shall deem necessary or proper; (b) Landlord shall have the right at any time to control, change or otherwise alter the common areas as it shall deem necessary or proper; and (c) Landlord or Landlord's agent shall be permitted to inspect or examine the Leased Premises at any reasonable time upon reasonable notice (except in an emergency when no notice shall be required), and Landlord shall have the right to make any repairs to the Leased Premises which are necessary for its preservation; provided, however, that any repairs made by Landlord shall be at Tenant's expense, except as provided in Section 7.01 hereof. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle
Tenant  to  any  abatement  of  rent  therefor.

                       ARTICLE 6 - UTILITIES AND SERVICES
                       ----------------------------------

     Tenant shall obtain in its own name and pay directly to the appropriate supplier the cost of all utilities and services serving the Leased Premises. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services (at rates that would have been payable if such utilities and services had been directly billed by the utilities or services provided to Tenant) and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other building service and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold sums due hereunder. In the event of utility "deregulation", Landlord may choose the service provider.

                       ARTICLE 7 - MAINTENANCE AND REPAIRS
                       -----------------------------------

     Section  7.01.  Landlord's  Responsibility.  During the term of this Lease,
     -------------   --------------------------
Landlord shall maintain in good condition and repair, and replace as necessary, the electrical systems, heating and air conditioning systems, sprinkler and plumbing systems, roof, exterior walls, foundation and structural frame of the Building and the parking and landscaped areas, the costs of which shall be included in Operating Expenses; provided, however, that to the extent any of the foregoing items require repair because of the negligence, misuse, or default of Tenant, its employees, agents, customers or invitees, Landlord shall make such repairs solely at Tenant's expense.

     Section  7.02.  Alterations.  Tenant  shall not permit alterations in or to
     -------------   -----------
the Leased Premises unless and until the plans have been approved by Landlord in writing. As a condition of such approval, Landlord may require Tenant to remove the alterations and restore the Leased Premises upon termination of this Lease; otherwise, all such alterations shall at Landlord's option become a part of the realty and the property of Landlord, and shall not be removed by Tenant. Tenant shall ensure that all alterations shall be made in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and of quality equal to or better than the original construction of the Building. No person shall be entitled to any lien derived through or under Tenant for any labor or material furnished to the Leased Premises, and nothing in this Lease shall be construed to constitute a consent by Landlord to the creation of any lien. If any lien is filed against the Leased Premises for work claimed to have been done for or material claimed to have been furnished to Tenant, Tenant shall cause such lien to be discharged of record within thirty
(30) days after filing. Tenant shall indemnify Landlord from all costs, losses, expenses and attorneys' fees in connection with any construction or alteration and any related lien.

                              ARTICLE 8 - CASUALTY
                              --------------------

     Section  8.01.  Casualty.  In  the event of total or partial destruction of
     -------------   --------
the Building or the Leased Premises by fire or other casualty, Landlord agrees to promptly restore and repair same; provided, however, Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally required to be made by Landlord, if any. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable because of any such damage. Notwithstanding the foregoing, if the Leased Premises are (i) so destroyed that they cannot be repaired or rebuilt within one hundred eighty (180) days from the casualty date; or (ii) destroyed by a casualty which is not covered by the insurance required hereunder or, if covered, such insurance proceeds are not released by any mortgagee entitled thereto or are insufficient to rebuild the Building and the Leased Premises; then, in case of a clause (i) casualty, either Landlord or Tenant may, or, in the case of a clause (ii) casualty, then Landlord may, upon thirty (30) days' written notice to the other party, terminate this Lease with respect to matters thereafter accruing.

     Section  8.02.  All  Risk  Coverage  Insurance.  During  the  Lease  Term,
     -------------   ------------------------------
Landlord shall maintain all risk coverage insurance on the Building, but shall not protect Tenant's property on the Leased Premises; and, notwithstanding the provisions of Section 9.01, Landlord shall not be liable for any casualty damage to Tenant's property, regardless of cause, including the negligence of Landlord and its employees, agents and invitees. Tenant hereby expressly waives any right of recovery against Landlord for casualty damage to any property of Tenant located in or about the Leased Premises, however caused, including the negligence of Landlord and its employees, agents and invitees. Notwithstanding the provisions of Section 9.01 below, Landlord hereby expressly waives any rights of recovery against Tenant for casualty damage to the Leased Premises or the Building which is insured against under Landlord's all risk coverage insurance. All insurance policies maintained by Landlord or Tenant as provided in this Lease shall contain an agreement by the insurer waiving the insurer's right of subrogation against the other party to this Lease.

                         ARTICLE 9 - LIABILITY INSURANCE
                         -------------------------------

     Section  9.01.  Tenant's  Responsibility.  Landlord  shall not be liable to
     -------------   ------------------------
Tenant or to any other person for (i) damage to property or injury or death to persons due to the condition of the Leased Premises, the Building or the common areas, or (ii) the occurrence of any accident in or about the Leased Premises or the common areas, or (iii) any act or neglect of Tenant or any other tenant or occupant of the Building or of any other person, unless such damage, injury or death is directly and solely the result of Landlord's negligence; and Tenant hereby releases Landlord from any and all liability for the same. Tenant shall be liable for, and shall indemnify and defend Landlord from, any and all liability for (i) any act or neglect of Tenant and any person coming on the Leased Premises or common areas by the license of Tenant, express or implied,
(ii) any damage to the Leased Premises, and (iii) any loss of or damage or injury to any person (including death resulting therefrom) or property occurring in, on or about the Leased Premises, regardless of cause, except for any loss or damage covered by Landlord's all risk coverage insurance as provided in Section
8.02 and except for that caused solely and directly by Landlord's negligence. This provision shall survive the expiration or earlier termination of this Lease.

     Section  9.02.  Tenant's  Insurance.  Tenant  shall  carry  general  public
     -------------   -------------------
liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverages:

     (a)  Worker's  Compensation:  minimum  statutory  amount.

     (b) Commercial General Liability Insurance, including blanket, contractual liability, broad form property damage, personal injury, completed operations, products liability, and fire damage: Not less than $3,000,000 Combined Single Limit for both bodily injury and property damage.

     (c) All Risk Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, if applicable, for the full cost of replacement of Tenant's property.

     (d)  Business  interruption  insurance.

The insurance policies shall protect Tenant and Landlord as their interests may appear, naming Landlord and Landlord's managing agent and mortgagee as additional insureds, and shall provide that they may not be canceled on less than thirty (30) days' prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing all required coverages on or before the Commencement Date. If Tenant fails to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord may obtain such insurance and collect the cost thereof from Tenant.

                           ARTICLE 10 - EMINENT DOMAIN
                           ---------------------------

     If all or any substantial part of the Building or common areas shall be acquired by the exercise of eminent domain, Landlord may terminate this Lease by giving written notice to Tenant on or before the date that actual possession thereof is so taken. If all or any part of the Leased Premises shall be acquired by the exercise of eminent domain so that the Leased Premises shall become unusable by Tenant for the Permitted Use, Tenant may terminate this Lease as of the date that actual possession thereof is so taken by giving written notice to Landlord. All damages awarded shall belong to Landlord; provided, however, that Tenant may claim dislocation damages if such amount is not subtracted from Landlord's award.

                      ARTICLE 11 - ASSIGNMENT AND SUBLEASE
                      ------------------------------------

     Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or denied (provided that it shall not be unreasonable for Landlord to withhold or deny its consent with respect to any proposed assignment or subletting to a third party that is already a tenant in the Building or in another building owned by Landlord in the vicinity). In the event of any assignment or subletting, Tenant shall remain primarily liable hereunder, and any extension, expansion, rights of first offer, rights of first refusal or other options granted to Tenant under this Lease shall be rendered void and of no further force or effect. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises. Without in any way limiting Landlord's reasonable right to refuse to consent to any assignment or subletting of this Lease, Landlord reserves the right to refuse to give such consent if in Landlord's opinion (i) the Leased Premises are or may be in any way adversely affected; (ii) the business reputation of the proposed assignee or subtenant is unacceptable; or
(iii) the financial worth of the proposed assignee or subtenant is insufficient to meet the obligations hereunder. Landlord further expressly reserves the right to refuse to give its consent to any subletting if the proposed rent is to be less than the then current rent for similar premises in the Building. Tenant agrees to reimburse Landlord for reasonable accounting and attorneys' fees incurred in conjunction with the processing and documentation of any such requested assignment, subletting or any other hypothecation of this Lease or Tenant's interest in and to the Leased Premises.

                       ARTICLE 12 - TRANSFERS BY LANDLORD
                       ----------------------------------

     Section  12.01.  Sale  of  the  Building.  Landlord shall have the right to
     --------------   -----------------------
sell the Building at any time during the Lease Term, subject only to the rights of Tenant hereunder; and such sale shall operate to release Landlord from liability hereunder after the date of such conveyance.

     Section  12.02.  Subordination  and  Estoppel  Certificate.  Landlord shall
     --------------   -----------------------------------------
have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Building by so declaring in such mortgage. Within ten
(10) days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost, any instrument which Landlord deems necessary or desirable to confirm the subordination of this Lease and an estoppel certificate in such form as Landlord may reasonably request certifying
(i) that this Lease is in full force and effect and unmodified or stating the nature of any modification, (ii) the date to which rent has been paid, (iii) that there are not, to Tenant's knowledge, any uncured defaults or specifying such defaults if any are claimed, and (iv) any other matters or state of facts reasonably required respecting the Lease. Such estoppel may be relied upon by Landlord and by any purchaser or mortgagee of the Building. Notwithstanding the foregoing, if the mortgagee shall take title to the Leased Premises through foreclosure or deed in lieu of foreclosure, Tenant shall be allowed to continue in possession of the Leased Premises as provided for in this Lease so long as Tenant shall not be in Default.

                         ARTICLE 13 - DEFAULT AND REMEDY
                         -------------------------------

     Section 13.01.  Default.  The occurrence of any of the following shall be a
     -------------   -------
"Default":

     (a) Tenant fails to pay any Monthly Rental Installment or Additional Rent within five (5) days after the same is due, or Tenant fails to pay any other amounts due Landlord from Tenant within ten (10) days after the same is due.

     Notwithstanding the foregoing sentence, Landlord shall provide Tenant with a written notice of such Default and Tenant shall have an additional five (5) days from Tenant's receipt of such notice to cure such Default before Landlord exercises its remedies hereunder; provided, however, that Landlord shall not be required to give such notice more than one (1) time with respect to any particular Default, nor more than two (2) times in any consecutive twelve (12) month period with respect to any payment Defaults in the aggregate.

     (b) Tenant fails to perform or observe any other term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the nature of Tenant's default is such that more than thirty days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty-day period and thereafter diligently completes the required action within a reasonable time.

     (c) Tenant shall assign or sublet all or a portion of the Leased Premises in contravention of the provisions of Article 11 of this Lease.

     (d) All or substantially all of Tenant's assets in the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Tenant (and Tenant fails to secure a stay or discharge thereof within sixty (60) days thereafter); Tenant is insolvent and unable to pay its debts as they become due; Tenant makes a general assignment for the benefit of creditors; Tenant takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Tenant or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; or, dissolution or other termination of Tenant's corporate charter if Tenant is a corporation.

     Section  13.02.  Remedies.  Upon  the  occurrence  of any Default, Landlord
     --------------   --------
shall have the following rights and remedies, in addition to those allowed by law or in equity, any one or more of which may be exercised without further notice to Tenant:

     (a) Landlord may re-enter the Leased Premises and cure any default of Tenant, and Tenant shall reimburse Landlord as additional rent for any costs and expenses which Landlord thereby incurs; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action.

     (b) Landlord may terminate this Lease or, without terminating this Lease, terminate Tenant's right to possession of the Leased Premises as of the date of such Default, and thereafter (i) neither Tenant nor any person claiming under or through Tenant shall be entitled to possession of the Leased Premises, and Tenant shall immediately surrender the Leased Premises to Landlord; and (ii) Landlord may re-enter the Leased Premises and dispossess Tenant and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy which Landlord may have. Upon the termination of this Lease, Landlord may declare the present value (discounted at the Prime Rate) of all rent which would have been due under this Lease for the balance of the Lease Term to be immediately due and payable, whereupon Tenant shall be obligated to pay the same to Landlord, together with all loss or damage which Landlord may sustain by reason of Tenant's default
("Default Damages"), which shall include without limitation expenses of preparing the Leased Premises for re-letting, demolition, repairs, tenant finish improvements, brokers' commissions and attorneys' fees, it being expressly understood and agreed that the liabilities and remedies specified in this subsection (b) shall survive the termination of this Lease.

     (c) Landlord may, without terminating this Lease, re-enter the Leased Premises and re-let all or any part thereof for a term different from that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be immediately obligated to pay to Landlord as liquidated damages the present value (discounted at the Prime Rate) of the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term, together with all of Landlord's Default Damages.

     (d) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the Default.

     Section  13.03.  Landlord's  Default and Tenant's Remedies.  Landlord shall
     --------------   -----------------------------------------
be in default if it fails to perform any term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Tenant to Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is such that it cannot reasonably be performed within thirty days, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss directly resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold, offset or abate any sums due hereunder.

     Section 13.04.  Limitation of Landlord's Liability.  If Landlord shall fail
     -------------   ----------------------------------
to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to

Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment.

     Section 13.05.  Nonwaiver of Defaults.  Neither party's failure or delay in
     -------------   ---------------------
exercising any of its rights or remedies or other provisions of this Lease shall constitute a waiver thereof or affect its right thereafter to exercise or enforce such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Landlord's receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

     Section  13.06.  Attorneys'  Fees.  If  either  party  defaults  in  the
     --------------   ----------------
performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party obtains a judgment against the defaulting party, then the defaulting party agrees to reimburse the non-defaulting party for reasonable attorneys' fees incurred in connection therewith.

                ARTICLE 14 - LANDLORD'S RIGHT TO RELOCATE TENANT
                ------------------------------------------------

     Intentionally  Omitted.

                 ARTICLE 15 - TENANT'S RESPONSIBILITY REGARDING
                 ----------------------------------------------
                   ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES
                   -------------------------------------------

     Section  15.01.  Definitions.
     --------------   -----------

     (a) "Environmental Laws" - All present or future federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, the rules and regulations of the Federal Environmental Protection Agency or any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

     (b) "Hazardous Substances" - Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" "solid waste" or "infectious waste" under Environmental Laws.

     Section  15.02.  Compliance.  Tenant,  at  its sole cost and expense, shall
     --------------   ----------
promptly comply with the Environmental Laws including any notice from any source issued pursuant to the Environmental Laws or issued by any insurance company which shall impose any duty upon Tenant with respect to the use, occupancy, maintenance or alteration of the Leased Premises whether such notice shall be served upon Landlord or Tenant.

     Section  15.03.  Restrictions on Tenant.  Tenant shall operate its business
     --------------   ----------------------
and  maintain  the  Leased  Premises  in compliance with all Environmental Laws.
Tenant shall not cause or permit the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substances on, under or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for its Permitted Use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

     Section  15.04.  Notices, Affidavits, Etc.  Tenant shall immediately notify
     --------------   ------------------------
Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of the Environmental Laws on, under or about the Leased Premises, or (ii) the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises and shall immediately deliver to Landlord any notice received by Tenant relating to (i) and (ii) above from any source. Tenant shall execute affidavits, representations and the like within five (5) days of Landlord's request therefor concerning Tenant's best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

     Section  15.05.  Landlord's Rights.  Landlord and its agents shall have the
     --------------   -----------------
right, but not the duty, upon advance notice (except in the case of emergency when no notice shall be required) to inspect the Leased Premises and conduct tests thereon to determine whether or the extent to which there has been a violation of Environmental Laws by Tenant or whether there are Hazardous Substances on, under or about the Leased Premises. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with

Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby.

     Section  15.06.  Tenant's Indemnification.  Tenant shall indemnify Landlord
     --------------   ------------------------
and Landlord's managing agent from any and all claims, losses, liabilities, costs, expenses and damages, including attorneys' fees, costs of testing and remediation costs, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 15. The covenants and obligations under this Article 15 shall survive the expiration or earlier termination of this Lease.

     Section  15.07.  Landlord's  Representation.  Notwithstanding  anything
     --------------   --------------------------
contained in this Article 15 to the contrary, Tenant shall not have any liability to Landlord under this Article 15 resulting from any conditions existing, or events occurring, or any Hazardous Substances existing or generated, at, in, on, under or in connection with the Leased Premises prior to the Commencement Date of this Lease except to the extent Tenant exacerbates the same.

                           ARTICLE 16 - MISCELLANEOUS
                           --------------------------

     Section  16.01.  Benefit of Landlord and Tenant.  This Lease shall inure to
     --------------   ------------------------------
the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

     Section  16.02.  Governing Law.  This Lease shall be governed in accordance
     --------------   -------------
with  the  laws  of  the  State  where  the  Building  is  located.

     Section  16.03.  Guaranty.  In  consideration  of  Landlord's  leasing  the
     --------------   --------
Leased Premises to Tenant, Tenant shall provide Landlord with a Guaranty of Lease executed by the guarantor(s) described in the Basic Lease Provisions, if any.

     Section 16.04.  Force Majeure.  Landlord and Tenant (except with respect to
     -------------   -------------
the payment of any monetary obligation) shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including but not limited to work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; unusual weather conditions; or acts or omissions of governmental or political bodies.

     Section  16.05.  Examination  of  Lease.  Submission of this instrument for
     --------------   ----------------------
examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

     Section  16.06.  Indemnification  for  Leasing  Commissions.  The  parties
     --------------   ------------------------------------------
hereby represent and warrant that the only real estate brokers involved in the negotiation and execution of this Lease are the Brokers. Each party shall indemnify the other from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be entitled thereto.

     Section  16.07.  Notices.  Any  notice  required  or  permitted to be given
     --------------   -------
under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by overnight courier or mailed by certified mail, postage prepaid, to the party who is to receive such notice at the address specified in Article 1. If delivered in person, notice shall be deemed given as of the delivery date. If sent by overnight courier, notice shall be deemed given as of the first business day after sending. If mailed, the notice shall be deemed to have been given on the date which is three business days after mailing. Either party may change its address by giving written notice thereof to the other party.

     Section  16.08.  Partial  Invalidity; Complete Agreement.  If any provision
     --------------   ---------------------------------------
of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect. This Lease represents the entire agreement between Landlord and Tenant covering everything agreed upon or understood in this transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties. No change supplement, modification, amendment or addition shall be made to any term or provision of this Lease or shall be binding or enforceable except by a written agreement executed by Landlord and Tenant.

     Section  16.09.  Financial  Statements.  In  the event that Tenant's parent
     --------------   ---------------------
company ceases to be publicly traded with its financial reports available as a consequence of required filings with the Securities and Exchange Commission, during the Lease Term and any extensions thereof, Tenant shall provide to Landlord on an annual basis, within ninety (90) days following the end of Tenant's fiscal year, a copy of Tenant's most recent financial statements (certified and audited if the Minimum Annual Rent hereunder exceeds $100,000.00) prepared as of the end of Tenant's fiscal year. Such financial statements shall be signed by Tenant who shall attest to the truth and accuracy of the information set forth in such statements. All financial statements provided by Tenant to Landlord hereunder shall be prepared in conformity with generally accepted accounting principles, consistently applied.

     Section  16.10.  Representations and Warranties.  The undersigned represent
     --------------   ------------------------------
and warrant that (i) such party is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the state under which it was organized; and (ii) the individual executing and delivering this Lease has been properly authorized to do so, and such execution and delivery shall bind such party.

     Section  16.11.  Signs.  Tenant  may,  at  its  own  expense,  erect a sign
     --------------   -----
concerning the business of Tenant which shall be in keeping with the decor and other signs on the Building. All signage (including the signage described in the preceding sentence) in or about the Leased Premises shall be first approved by Landlord and shall be in compliance with the applicable codes and any recorded restrictions applicable to the Building. Tenant agrees to maintain any sign in good state of repair, and upon expiration of the Lease Term, Tenant agrees to promptly remove such signs and repair any resulting damage to the Leased Premises or the Building.

     Section  16.12.  Option  to  Extend.
     --------------   ------------------

     A.     Grant and Exercise of Option.  Provided that (i) Tenant has not been
            ----------------------------
in Default hereunder beyond any applicable notice and cure period more than 2 times during the Term of this Lease (the "Original Term"), (ii) the creditworthiness of Tenant has not substantially diminished since the Commencement Date, (iii) Tenant originally named herein remains in possession of and has been continuously operating in the entire Leased Premises throughout the Original Term and (iv) the current use of the Leased Premises has not materially changed since the Commencement Date, Tenant shall have one (1) option to extend the Original Term for one (1) additional period of three (3) years (the
"Extension Term"). The Extension Term shall be upon the same terms and conditions contained in the Lease for the Original Term except (i) Tenant shall not have any further option to extend and (ii) the Minimum Annual Rent shall be adjusted as set forth herein ("Rent Adjustment"). Tenant shall exercise such option by delivering to Landlord, no later than one hundred eighty (180) days prior to the expiration of the Original Term, written notice of Tenant's desire to extend the Original Term. Tenant's failure to properly exercise such option shall waive it. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease (or, at Landlord's option, a new lease on the form then in use for the Building) reflecting the terms and conditions of the Extension Term.

     B.     Rent  Adjustment.  The  Minimum  Annual  Rent for the Extension Term
            ----------------
shall be an amount equal to the Minimum Annual Rent then being quoted by Landlord to prospective new tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the Park/vicinity, excluding
                                                        -------------
free rent and other concessions; provided, however, that in no event shall the Minimum Annual Rent during the Extension Term be less than the highest Minimum Annual Rent payable during the Original Term. The Monthly Rental Installments shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.


                                       LANDLORD:

                                       DUKE-WEEKS REALTY LIMITED PARTNERSHIP,
                                       an  Indiana  limited  partnership

                                       By:  Duke-Weeks  Realty  Corporation,
                                           its  general  partner


                                       By:___________________________
                                            James  W.  Gray
                                            Senior  Vice  President
                                            Minneapolis  Industrial


                                       TENANT:

                                       CMED  CATHETER  &  DISPOSABLES
                                       TECHNOLOGY, INC., a Minnesota corporation


                                       By:________________________________

                                       Printed:___________________________

                                       Title:_____________________________


STATE  OF  ______________   )
                            )  SS:
COUNTY  OF  _____________   )


     Before me, a Notary Public in and for said County and State, personally appeared _________________________, by me known and by me known to be the ________________________ of CMED Catheter & Disposables Technology, Inc., a Minnesota corporation, who acknowledged the execution of the above and foregoing "Lease Agreement" for and on behalf of said corporation.

     WITNESS  my  hand  and  Notarial  Seal this _____ day of ___________, 2001.


                                       _________________________________
                                       Notary  Public

                                       _________________________________
                                       (Printed  Signature)


My Commission Expires: __________________

My County of Residence: _________________